EXHIBIT 10(i)
-------------


                         EMPLOYMENT AGREEMENT


     EMPLOYMENT AGREEMENT dated as of November 9, 2001 between Robert M. Greaney (the "Executive") and Landauer, Inc., a Delaware corporation (the "Company").

     WHEREAS, the Company is engaged primarily in the business of providing analytical services to determine personal exposure to occupational and environmental radiation hazards;

     WHEREAS, the Executive currently serves as the Vice President - Operations of the Company;

     WHEREAS, the Executive's abilities and services are unique and essential to the prospects of the Company; and

     WHEREAS, the Company and the Executive desire to enter into this Agreement to provide for the continued employment of the Executive by the Company upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

     1.    EMPLOYMENT; TERM.

           (a) EMPLOYMENT. The Company hereby employs the Executive, and the Executive hereby agrees to be employed by the Company, upon the terms and subject to the conditions contained in this Agreement.

           (b) TERM. The term of this Agreement (the "Term") shall commence on the date hereof and shall continue indefinitely thereafter until terminated pursuant to Section 4 hereof. As used herein, the term "Employment Period" shall mean the period commencing on the date hereof and ending on the date of termination of the term hereof or Executive's employment with the Company pursuant to Section 4 hereof.

     2.    POSITION; DUTIES; RESPONSIBILITIES.

           (a) POSITION AND DUTIES. The Company shall employ the Executive as the Vice President - Operations of the Company. The Executive shall faithfully and loyally perform to the best of his abilities all the duties reasonably assigned to him hereunder, shall devote such business time, attention and effort to the affairs of the Company as is reasonably necessary for the proper performance of such duties and shall use his reasonable best efforts to promote the interests of the Company. Notwithstanding the foregoing, the Executive may serve as a director, officer or paid consultant of business corporations other than the Company or civic or community organizations or entities, provided that such activities do not violate the terms of any noncompetition agreement between the Executive and the Company and such activities are approved prior to the commencement thereof by the Chairman of the Board of Directors of the Company (the "Board") or the President of the Company.

           (b) RESPONSIBILITIES. The Executive shall have responsibility and authority for the formulation and execution of the policies relating to processing and other technical operations-related functions of the Company and such other responsibilities and authorities as are customarily exercisable by an executive officer with oversight responsibility for processing and other technical operations, subject in each case to the general supervision and direction of the Board, the Chairman of the Board or the President of the Company.




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


     3.    COMPENSATION.

           (a) BASE SALARY. During the Employment Period, the Company shall pay to the Executive an annual base salary at the rate of $ 142,000 per annum, payable in accordance with the Company's executive payroll policy. Such base salary shall be reviewed annually, commencing January 1, 2002, and may be increased (but shall not be decreased), as determined by the Company's Compensation Committee. The Executive's base salary, as increased hereunder, is referred to herein as the "Base Salary."

           (b) ANNUAL PERFORMANCE BONUS. In the discretion of the Company's Compensation Committee, the Executive shall be eligible to receive an annual performance bonus payable in cash for each full or partial fiscal year of the Company during the Employment Period in accordance with the Company's Incentive Compensation Plan For Executive Officers.

           (c) STOCK OPTIONS. In the discretion of the Company's Compensation Committee, the Executive shall be eligible to receive from time to time during the Employment Period options to purchase shares of Company common stock ("Common Stock") pursuant to the terms of the Landauer, Inc. Equity Plan.

           (d) SUPPLEMENTAL KEY EXECUTIVE RETIREMENT PLAN. In addition to the compensation and benefits to which the Executive is entitled hereunder, the Executive shall be entitled during the Employment Period to participate in the Company's Supplemental Key Executive Retirement Plan (the "Supplemental Retirement Plan") in accordance with its terms.

           (e) REIMBURSEMENT OF EXPENSES. The Company shall reimburse the Executive for all expenses necessarily and reasonably incurred by him during the Employment Period in connection with the business of the Company, upon presentation of proper receipts or other proof of expenditure and subject to such reasonable guidelines or limitations provided to the Executive and applied prospectively, as established by the Company.

           (f) PARTICIPATION IN BENEFIT PLANS. During the Employment Period, the Executive shall be entitled to participate in any profit sharing plan, retirement plan, group life insurance plan or other insurance plan or medical expense plan maintained by the Company for its senior executives generally.

     4.    TERMINATION.

           (a) DEATH. Upon the death of the Executive, this Agreement shall automatically terminate and all rights of the Executive and his heirs, executors and administrators to compensation and other benefits hereunder shall cease, except for (i) compensation which shall have accrued to the date of death, including accrued Base Salary, prorated Bonus (based on the same percentage of Base Salary as the average annual Bonuses paid to the Executive for the three fiscal years of the Company preceding the Executive's death) and any amounts payable pursuant to the Supplemental Retirement Plan and (ii) the rights to indemnification under Section 5 hereof.
















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


           (b) DISABILITY. The Company may, at its option, terminate this Agreement upon written notice to the Executive if the Executive, because of physical or mental incapacity or disability, fails in any material respect to perform the services required of him hereunder for a continuous period of 180 days. Upon such termination, all obligations of the Company hereunder shall cease, except for (i) compensation which shall have accrued to the date of termination, including accrued Base Salary, prorated Bonus (based on the same percentage of Base Salary as the average annual Bonuses paid to the Executive for the three fiscal years of the Company preceding the termination of this Agreement pursuant to this
Section 4(b)) and any amounts payable pursuant to the Supplemental Retirement Plan, and (ii) the rights to indemnification under Section 5 hereof. In the event of any dispute regarding the existence of the Executive's incapacity hereunder, the matter shall be resolved by the determination of a majority of three physicians qualified to practice medicine in the state of the Executive's residence, one to be selected by each of the Executive and the Board and the third to be selected by such two designated physicians. For this purpose, the Executive shall submit to appropriate medical examinations.

           (c) CAUSE. (i) The Company may, at its option, terminate the Executive's employment under this Agreement for "Cause" (as hereinafter defined). A termination for Cause shall not take effect until and unless the Company complies with this Section 4(c)(i). The Executive shall be given written notice by the Company of the intention to terminate his employment hereunder for Cause (the "Cause Notice"). The Cause Notice shall state the particular action(s) or inaction(s) giving rise to termination for Cause.

           (ii) As used in this Agreement, the term "Cause" shall mean any one or more of the following, in any case as determined to have occurred by not less than two-thirds of the directors then serving on the
Board:

                 (A) the Executive's refusal to perform specific directives of the Board which are consistent with the scope and nature of the Executive's duties and responsibilities as set forth herein or a material violation by Executive of the policies, procedures or rules of the Company;

                 (B) the Executive's commission or conviction of a felony or of any act involving fraud, embezzlement, theft or misrepresentation;

                 (C) any gross or willful misconduct of the Executive resulting in substantial loss to the Company or substantial damage to the Company's business or reputation; or

                 (D) any breach by the Executive of any noncompetition agreement between the Executive and the Company.

           (iii) The exercise of the right of the Company to terminate this Agreement pursuant to this Section 4(c) shall not abrogate the rights or remedies of the Company in respect of the breach giving rise to such termination.

           (iv) If the Company terminates the Executive's employment for Cause, he shall be entitled to:

                 (A) accrued Base Salary through the date of the termination of his employment;

                 (B)  any amounts owing but not yet paid pursuant to
Section 3(e); and






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


                 (C) other or additional benefits to the extent required by any applicable plans and programs of the Company.

           (v) Notwithstanding anything to the contrary contained in this Agreement, if, following a termination of the Executive's employment for Cause, a court of competent jurisdiction, in a final determination, determines that the Executive was not guilty of the conduct that formed the basis for the termination, the Executive shall be entitled to the payments and the economic equivalent of the benefits he would have received had his employment been terminated by the Company without Cause.

     (d) TERMINATION WITHOUT CAUSE. If, during the Employment Period, the Company terminates the employment of the Executive hereunder for any reason other than a reason set forth in Section 4(a), 4(b) or 4(c):

           (i) concurrent with such termination, the Company shall pay to the Executive an amount equal to his Base Salary, prorated Bonus (based on the same percentage of Base Salary as the average annual Bonuses paid to the Executive for the three fiscal years of the Company preceding such termination of employment) and any amounts payable pursuant to the Supplemental Retirement Plan, in each case accrued through the date of termination;

           (ii) the Company shall continue to pay the Executive his Base Salary, Bonus (based on the same percentage of Base Salary as the average annual Bonuses paid to the Executive for the three fiscal years of the Company preceding such termination of employment) and all other benefits which would otherwise be payable hereunder for a period of twelve months following such termination; PROVIDED, HOWEVER, that if, prior to the end of such twelve-month period, the Executive shall obtain employment with another employer, the amounts otherwise payable pursuant to this clause
(ii) shall be reduced by the amount of compensation earned by the Executive from his new employment during such period (except that in no event shall any such reduction result in the Executive receiving an amount pursuant to this clause (ii) that would be less than the amount the Executive would have earned if his Base Salary, Bonus and other benefits had been continued for a period of six months following such termination);

           (iii) all of the Executive's options to purchase Common Stock shall be immediately 100% exercisable;

           (iv) the Executive shall be entitled to any amounts owing but not yet paid pursuant to Section 3(e); and

           (v) the Executive shall be entitled to his rights to indemnification under Section 5 hereof.

     (e) TERMINATION FOR GOOD REASON. (i) If, during the Employment Period, the Executive terminates his employment hereunder for "Good Reason" (as such term is defined in Section 4(e)(ii) hereof, he shall be entitled to all of the payments and benefits specified by Sections 4(d)(i) through 4(d)(v) hereof, inclusive.

           (ii) For purposes of this Agreement, "Good Reason" shall mean, without the Executive's express written consent, the occurrence of any one or more of the following events:

                 (A)  a material breach of this Agreement by the Company;

                 (B) the failure to elect or re-elect the Executive to any position that is at least substantially comparable or more favorable to the positions described in Section 2(a) hereof, removal of the Executive from any such position or any change in the Executive's responsibilities described in Section 2(b) in any respect which is materially adverse to the Executive;





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


                 (C) a diminution of any of the Executive's significant duties or the assignment to the Executive of any duties inconsistent with his duties or the material impairment of the Executive's ability to function in the positions described in Section 2(a) hereof, in each case only after the Company shall have had an opportunity to cure (any such cure to be effected within 30 days after appropriate written notice of the basis for Good Reason is given to the Company by the Executive);

                 (D) a material reduction of any benefit enjoyed by the Executive or the failure to continue the Executive's participation in any incentive compensation plan, unless a plan providing a substantially similar economic opportunity is substituted or all senior executives suffer a substantially similar reduction or failure;

                 (E) the relocation of the Executive's office to a location more than 50 miles from Glenwood, Illinois; or

                 (F) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale of assets or similar transaction.

     (f) VOLUNTARY TERMINATION. If, during the Employment Period, the Executive voluntarily terminates his employment hereunder for any reason other than Good Reason, he shall be entitled to the payments specified by Sections 4(c)(iv)(A) through 4(c)(iv)(C) hereof, inclusive.

     5. INDEMNIFICATION. To the fullest extent permitted by law, the Certificate of Incorporation of the Company, the By-laws of the Company or any indemnification agreement entered into between the Company and the Executive, the Executive (and his heirs, executors and administrators) shall be indemnified by the Company and its successors and assigns. The obligations of the Company pursuant to this Section 5 shall survive the termination of the Employment Period, except as otherwise provided herein.

     6. INSURANCE. The Company may, at its election and for its benefit, insure the Executive against disability, accidental loss or death and the Executive shall submit to such physical examinations and supply such information as may be required in connection therewith.

     7. ASSIGNMENT. The rights and benefits of the Executive hereunder shall not be assignable, whether by voluntary or involuntary assignment or transfer. This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Company, and the heirs, executors and administrators of the Executive, and shall be assignable by the Company to any entity acquiring substantially all of the assets of the Company, whether by merger, consolidation, sale of assets or similar transaction.

     8. NOTICES. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and personally delivered, sent by certified or registered mail or sent by overnight courier service as follows: if to the Executive, to his address as set forth in the records of the Company, and if to the Company, to the address of its principal executive offices, attention: President, with a copy to Larry A. Barden, Sidley Austin Brown & Wood, Bank One Plaza, Chicago, Illinois 60603, or to any other address designated by any party hereto by notice similarly given.

     9. WAIVER OF BREACH. A waiver by the Company or the Executive of any breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other or subsequent breach by the other party.








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


     10. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be modified only by an agreement in writing signed by the parties hereto.

     11. COSTS. In the event that a dispute shall arise between the parties hereto with respect to any term or provision of this Agreement or the subject matter hereof, all costs and expenses (including attorney fees) incurred by the Company or the Executive associated with such dispute shall be borne by the respective party incurring such costs and expenses; PROVIDED, HOWEVER, that if such dispute is ultimately determined in favor of Executive by a court of competent jurisdiction, then the Company shall be required to reimburse the Executive for up to an aggregate $100,000 of such costs and expenses actually incurred by the Executive in connection with such dispute.

     12. APPLICABLE LAW. The terms of this Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of Illinois.

     13. COMPLETE AGREEMENT. This Agreement supersedes all other prior agreements between the Executive and the Company concerning the Executive's employment with the Company, and none of such agreements shall be of any force or effect whatsoever; provided, however, that nothing contained herein shall be deemed to limit or otherwise affect the provisions of any noncompetition agreement or code of conduct arrangement between the Executive and the Company or the provisions of any other agreement or arrangement between the Executive and the Company that is unrelated to the subject matter of this Agreement.


           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                  LANDAUER, INC.

                                  By   ____________________________
                                       James M. O'Connell,
                                       Vice President & Treasurer



                                  EXECUTIVE:

                                  ________________________________
                                  Robert M. Greaney























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




                         EMPLOYMENT AGREEMENT


     EMPLOYMENT AGREEMENT dated as of November 9, 2001 between Joseph M. Zlotnicki (the "Executive") and Landauer, Inc., a Delaware corporation (the "Company").

     WHEREAS, the Company is engaged primarily in the business of providing analytical services to determine personal exposure to occupational and environmental radiation hazards;

     WHEREAS, the Executive currently serves as the Vice President - International of the Company;

     WHEREAS, the Executive's abilities and services are unique and essential to the prospects of the Company; and

     WHEREAS, the Company and the Executive desire to enter into this Agreement to provide for the continued employment of the Executive by the Company upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

     1.    EMPLOYMENT; TERM.

           (a) EMPLOYMENT. The Company hereby employs the Executive, and the Executive hereby agrees to be employed by the Company, upon the terms and subject to the conditions contained in this Agreement.

           (b) TERM. The term of this Agreement (the "Term") shall commence on the date hereof and shall continue indefinitely thereafter until terminated pursuant to Section 4 hereof. As used herein, the term "Employment Period" shall mean the period commencing on the date hereof and ending on the date of termination of the term hereof or Executive's employment with the Company pursuant to Section 4 hereof.

     2.    POSITION; DUTIES; RESPONSIBILITIES.

           (a) POSITION AND DUTIES. The Company shall employ the Executive as the Vice President - International of the Company. The Executive shall faithfully and loyally perform to the best of his abilities all the duties reasonably assigned to him hereunder, shall devote such business time, attention and effort to the affairs of the Company as is reasonably necessary for the proper performance of such duties and shall use his reasonable best efforts to promote the interests of the Company. Notwithstanding the foregoing, the Executive may serve as a director, officer or paid consultant of business corporations other than the Company or civic or community organizations or entities, provided that such activities do not violate the terms of any noncompetition agreement between the Executive and the Company and such activities are approved prior to the commencement thereof by the Chairman of the Board of Directors of the Company (the "Board") or the President of the Company.

           (b) RESPONSIBILITIES. The Executive shall have responsibility and authority for the formulation and execution of the policies relating to the international operations of the Company and such other responsibilities and authorities as are customarily exercisable by an executive officer with oversight responsibility for international operations, subject in each case to the general supervision and direction of the Board, the Chairman of the Board or the President of the Company.







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


     3.    COMPENSATION.

           (a) BASE SALARY. During the Employment Period, the Company shall pay to the Executive an annual base salary at the rate of $ 125,000 per annum, payable in accordance with the Company's executive payroll policy. Such base salary shall be reviewed annually, commencing January 1, 2002, and may be increased (but shall not be decreased), as determined by the Company's Compensation Committee. The Executive's base salary, as increased hereunder, is referred to herein as the "Base Salary."

           (b) ANNUAL PERFORMANCE BONUS. In the discretion of the Company's Compensation Committee, the Executive shall be eligible to receive an annual performance bonus payable in cash for each full or partial fiscal year of the Company during the Employment Period in accordance with the Company's Incentive Compensation Plan For Executive Officers.

           (c) STOCK OPTIONS. In the discretion of the Company's Compensation Committee, the Executive shall be eligible to receive from time to time during the Employment Period options to purchase shares of Company common stock ("Common Stock") pursuant to the terms of the Landauer, Inc. Equity Plan.

           (d) SUPPLEMENTAL KEY EXECUTIVE RETIREMENT PLAN. In addition to the compensation and benefits to which the Executive is entitled hereunder, the Executive shall be entitled during the Employment Period to participate in the Company's Supplemental Key Executive Retirement Plan (the "Supplemental Retirement Plan") in accordance with its terms.

           (e) REIMBURSEMENT OF EXPENSES. The Company shall reimburse the Executive for all expenses necessarily and reasonably incurred by him during the Employment Period in connection with the business of the Company, upon presentation of proper receipts or other proof of expenditure and subject to such reasonable guidelines or limitations provided to the Executive and applied prospectively, as established by the Company.

           (f) PARTICIPATION IN BENEFIT PLANS. During the Employment Period, the Executive shall be entitled to participate in any profit sharing plan, retirement plan, group life insurance plan or other insurance plan or medical expense plan maintained by the Company for its senior executives generally.

     4.  TERMINATION.

           (a) DEATH. Upon the death of the Executive, this Agreement shall automatically terminate and all rights of the Executive and his heirs, executors and administrators to compensation and other benefits hereunder shall cease, except for (i) compensation which shall have accrued to the date of death, including accrued Base Salary, prorated Bonus (based on the same percentage of Base Salary as the average annual Bonuses paid to the Executive for the three fiscal years of the Company preceding the Executive's death) and any amounts payable pursuant to the Supplemental Retirement Plan and (ii) the rights to indemnification under Section 5 hereof.
















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


           (b) DISABILITY. The Company may, at its option, terminate this Agreement upon written notice to the Executive if the Executive, because of physical or mental incapacity or disability, fails in any material respect to perform the services required of him hereunder for a continuous period of 180 days. Upon such termination, all obligations of the Company hereunder shall cease, except for (i) compensation which shall have accrued to the date of termination, including accrued Base Salary, prorated Bonus (based on the same percentage of Base Salary as the average annual Bonuses paid to the Executive for the three fiscal years of the Company preceding the termination of this Agreement pursuant to this
Section 4(b)) and any amounts payable pursuant to the Supplemental Retirement Plan, and (ii) the rights to indemnification under Section 5 hereof. In the event of any dispute regarding the existence of the Executive's incapacity hereunder, the matter shall be resolved by the determination of a majority of three physicians qualified to practice medicine in the state of the Executive's residence, one to be selected by each of the Executive and the Board and the third to be selected by such two designated physicians. For this purpose, the Executive shall submit to appropriate medical examinations.

           (c) CAUSE. (i) The Company may, at its option, terminate the Executive's employment under this Agreement for "Cause" (as hereinafter defined). A termination for Cause shall not take effect until and unless the Company complies with this Section 4(c)(i). The Executive shall be given written notice by the Company of the intention to terminate his employment hereunder for Cause (the "Cause Notice"). The Cause Notice shall state the particular action(s) or inaction(s) giving rise to termination for Cause.

           (ii) As used in this Agreement, the term "Cause" shall mean any one or more of the following, in any case as determined to have occurred by not less than two-thirds of the directors then serving on the
Board:
                 (A) the Executive's refusal to perform specific directives of the Board which are consistent with the scope and nature of the Executive's duties and responsibilities as set forth herein or a material violation by Executive of the policies, procedures or rules of the Company;

                 (B) the Executive's commission or conviction of a felony or of any act involving fraud, embezzlement, theft or misrepresentation;

                 (C) any gross or willful misconduct of the Executive resulting in substantial loss to the Company or substantial damage to the Company's business or reputation; or

                 (D) any breach by the Executive of any noncompetition agreement between the Executive and the Company.

           (iii) The exercise of the right of the Company to terminate this Agreement pursuant to this Section 4(c) shall not abrogate the rights or remedies of the Company in respect of the breach giving rise to such termination.

           (iv) If the Company terminates the Executive's employment for Cause, he shall be entitled to:

                 (A) accrued Base Salary through the date of the termination of his employment;

                 (B)  any amounts owing but not yet paid pursuant to
Section 3(e); and







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


                 (C) other or additional benefits to the extent required by any applicable plans and programs of the Company.

           (v) Notwithstanding anything to the contrary contained in this Agreement, if, following a termination of the Executive's employment for Cause, a court of competent jurisdiction, in a final determination, determines that the Executive was not guilty of the conduct that formed the basis for the termination, the Executive shall be entitled to the payments and the economic equivalent of the benefits he would have received had his employment been terminated by the Company without Cause.

           (d) TERMINATION WITHOUT CAUSE. If, during the Employment Period, the Company terminates the employment of the Executive hereunder for any reason other than a reason set forth in Section 4(a), 4(b) or 4(c):

                 (i) concurrent with such termination, the Company shall pay to the Executive an amount equal to his Base Salary, prorated Bonus (based on the same percentage of Base Salary as the average annual Bonuses paid to the Executive for the three fiscal years of the Company preceding such termination of employment) and any amounts payable pursuant to the Supplemental Retirement Plan, in each case accrued through the date of termination;

                 (ii) the Company shall continue to pay the Executive his Base Salary, Bonus (based on the same percentage of Base Salary as the average annual Bonuses paid to the Executive for the three fiscal years of the Company preceding such termination of employment) and all other benefits which would otherwise be payable hereunder for a period of twelve months following such termination; PROVIDED, HOWEVER, that if, prior to the end of such twelve-month period, the Executive shall obtain employment with another employer, the amounts otherwise payable pursuant to this clause
(ii) shall be reduced by the amount of compensation earned by the Executive from his new employment during such period (except that in no event shall any such reduction result in the Executive receiving an amount pursuant to this clause (ii) that would be less than the amount the Executive would have earned if his Base Salary, Bonus and other benefits had been continued for a period of six months following such termination);

                 (iii)all of the Executive's options to purchase Common Stock shall be immediately 100% exercisable;

                 (iv) the Executive shall be entitled to any amounts owing but not yet paid pursuant to Section 3(e); and

                 (v) the Executive shall be entitled to his rights to indemnification under Section 5 hereof.

           (e) TERMINATION FOR GOOD REASON. (i) If, during the Employment Period, the Executive terminates his employment hereunder for "Good Reason" (as such term is defined in Section 4(e)(ii) hereof, he shall be entitled to all of the payments and benefits specified by Sections 4(d)(i) through 4(d)(v) hereof, inclusive.

           (ii) For purposes of this Agreement, "Good Reason" shall mean, without the Executive's express written consent, the occurrence of any one or more of the following events:

                 (A)  a material breach of this Agreement by the Company;

                 (B) the failure to elect or re-elect the Executive to any position that is at least substantially comparable or more favorable to the positions described in Section 2(a) hereof, removal of the Executive from any such position or any change in the Executive's responsibilities described in Section 2(b) in any respect which is materially adverse to the Executive;





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


                 (C) a diminution of any of the Executive's significant duties or the assignment to the Executive of any duties inconsistent with his duties or the material impairment of the Executive's ability to function in the positions described in Section 2(a) hereof, in each case only after the Company shall have had an opportunity to cure (any such cure to be effected within 30 days after appropriate written notice of the basis for Good Reason is given to the Company by the Executive);

                 (D) a material reduction of any benefit enjoyed by the Executive or the failure to continue the Executive's participation in any incentive compensation plan, unless a plan providing a substantially similar economic opportunity is substituted or all senior executives suffer a substantially similar reduction or failure;

                 (E) the relocation of the Executive's office to a location more than 50 miles from Glenwood, Illinois; or

                 (F) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale of assets or similar transaction.

           (f) VOLUNTARY TERMINATION. If, during the Employment Period, the Executive voluntarily terminates his employment hereunder for any reason other than Good Reason, he shall be entitled to the payments specified by Sections 4(c)(iv)(A) through 4(c)(iv)(C) hereof, inclusive.

     5. INDEMNIFICATION. To the fullest extent permitted by law, the Certificate of Incorporation of the Company, the By-laws of the Company or any indemnification agreement entered into between the Company and the Executive, the Executive (and his heirs, executors and administrators) shall be indemnified by the Company and its successors and assigns. The obligations of the Company pursuant to this Section 5 shall survive the termination of the Employment Period, except as otherwise provided herein.

     6. INSURANCE. The Company may, at its election and for its benefit, insure the Executive against disability, accidental loss or death and the Executive shall submit to such physical examinations and supply such information as may be required in connection therewith.

     7. ASSIGNMENT. The rights and benefits of the Executive hereunder shall not be assignable, whether by voluntary or involuntary assignment or transfer. This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Company, and the heirs, executors and administrators of the Executive, and shall be assignable by the Company to any entity acquiring substantially all of the assets of the Company, whether by merger, consolidation, sale of assets or similar transaction.

     8. NOTICES. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and personally delivered, sent by certified or registered mail or sent by overnight courier service as follows: if to the Executive, to his address as set forth in the records of the Company, and if to the Company, to the address of its principal executive offices, attention: President, with a copy to Larry A. Barden, Sidley Austin Brown & Wood, Bank One Plaza, Chicago, Illinois 60603, or to any other address designated by any party hereto by notice similarly given.

     9. WAIVER OF BREACH. A waiver by the Company or the Executive of any breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other or subsequent breach by the other party.

     10. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be modified only by an agreement in writing signed by the parties hereto.



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


     11. COSTS. In the event that a dispute shall arise between the parties hereto with respect to any term or provision of this Agreement or the subject matter hereof, all costs and expenses (including attorney fees) incurred by the Company or the Executive associated with such dispute shall be borne by the respective party incurring such costs and expenses; PROVIDED, HOWEVER, that if such dispute is ultimately determined in favor of Executive by a court of competent jurisdiction, then the Company shall be required to reimburse the Executive for up to an aggregate $100,000 of such costs and expenses actually incurred by the Executive in connection with such dispute.

     12. APPLICABLE LAW. The terms of this Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of Illinois.

     13. COMPLETE AGREEMENT. This Agreement supersedes all other prior agreements between the Executive and the Company concerning the Executive's employment with the Company, and none of such agreements shall be of any force or effect whatsoever; provided, however, that nothing contained herein shall be deemed to limit or otherwise affect the provisions of any noncompetition agreement or code of conduct arrangement between the Executive and the Company or the provisions of any other agreement or arrangement between the Executive and the Company that is unrelated to the subject matter of this Agreement.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                  LANDAUER, INC.


                                  By   ____________________________
                                       James M. O'Connell,
                                       Vice President & Treasurer



                                  EXECUTIVE:

                                  ________________________________
                                  Joseph M. Zlotnicki



























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